Stock Based Compensation	9 Months Ended
Sep. 23, 2012
Stock Based Compensation

10. STOCK-BASED COMPENSATION

The Company has outstanding awards under the 2006 Plan. On April 6, 2012, the Company amended the 2006 Plan to increase the shares available for the issuance of options under the 2006 Plan from 1,004,957 to 1,070,209 shares of the Company’s common stock. Options granted have a maximum term of 10 years. Subject to an optionee’s continued employment, options granted vest 20% on each of the first five anniversaries of the date of grant. In addition, under the 2006 Plan, all options would immediately vest upon a change in control. In connection with the IPO, the Company terminated the 2006 Plan, and no further awards will be granted under the 2006 Plan. The termination of the 2006 Plan did not affect awards outstanding under the 2006 Plan at the time of its termination and the terms of the 2006 Plan continue to govern those outstanding awards.

In connection with the IPO, the Company adopted the 2012 Omnibus Equity Incentive Plan (the “2012 Plan”) which allows the Company’s Board of Directors to grant stock options, restricted stock, and other equity-based awards to directors, officers, and key employees for the Company. The 2012 Plan provides for granting of options to purchase shares of common stock at an exercise price not less than the fair value of the stock on the date of grant. The options granted vest 20% on the each of the first five anniversaries of the date of grant and have a maximum term of 10 years. A total of 1,250,000 shares of common stock are reserved and available for issuance under the 2012 Plan.

Stock-based compensation cost recognized in the accompanying consolidated statements of income was $235, $310 and $352 for the years ended December 27, 2009, December 26, 2010 and December 25, 2011, respectively. Stock-based compensation cost recognized in the accompanying consolidated statements of income was $263 (unaudited) and $252 (unaudited) for the thirty-nine weeks ended September 25, 2011 and September 23, 2012, respectively.

A summary of stock-based compensation activity and changes during the fiscal year ended December 25, 2011 and for the thirty-nine weeks ended September 23, 2012 is as follows:

	SHARES	WEIGHTED AVERAGE EXERCISE PRICE	WEIGHTED AVERAGE REMAINING CONTRACTUAL TERM (YEAR)	AGGREGATE INTRINSIC VALUE
Outstanding and expected to vest at December 26, 2010	951,324	$3.95
Granted	54,596	10.84
Exercised	(30,209)	2.76
Forfeited	(5,438)	5.99

Outstanding and expected to vest at December 25, 2011	970,273	$4.36	5.88	$8,161

Exercisable at December 25, 2011	715,142	$3.45	5.39	$6,665

Outstanding and expected to vest at December 25, 2011	970,273	$4.36
Granted	88,297	15.63
Forfeited	(4,621)	8.99

Outstanding and expected to vest at September 23, 2012	1,053,949	$5.28	5.46	$18,387

Exercisable at September 23, 2012	841,121	$3.72	4.79	$15,993

The aggregate intrinsic value in the table above is obtained by subtracting the weighted average exercise price from the estimated fair value of the underlying common stock as of December 25, 2011 and multiplying this result by the related number of options outstanding and exercisable at December 25, 2011 and September 23, 2012. The estimated fair value of the common stock as of December 25, 2011 and September 23, 2012 used in the above calculation was $12.77 and $22.73 per share, respectively.

The weighted-average grant date fair value of options granted was $3.12, $4.17, $5.71 and $6.07 for the years ended December 27, 2009, December 26, 2010, December 25, 2011 and the thirty-nine weeks ended September 23, 2012, respectively, as estimated at the date of grant using the Black-Scholes option pricing model with the following weighted-average assumptions:

	2009	2010	2011	2012
Dividend yield	0%	0%	0%	0%
Expected volatility	44%	44%	44%	44%
Risk-free rate of return	2.42%	3.36%	3.36%	0.68%
Expected life	7 years	7 years	7.5 years	5.4 years

The assumptions above represent management’s best estimates, but these estimates involve inherent uncertainties and the application of management’s judgment. The expected term of options granted during 2009, 2010 and 2011 was based on the simplified method of estimating expected term. The expected term of options granted during 2012 was based on a representative peer group with similar employee groups and expected behavior. The risk-free rate for periods within the contractual life of the option is based on the U.S. Treasury constant maturities rate in effect at the time of grant. The Company utilized a weighted rate for expected volatility based on a representative peer group within the industry.

There was $607 and $877 of total unrecognized compensation costs related to options granted under the Plan as of December 25, 2011 and September 23, 2012, respectively. These costs will be recognized through the year 2015 and 2017, respectively. In the event of a change of control, $607 and $682 of the Company’s unrecognized compensation costs would be immediately recognized as of December 25, 2011 and September 23, 2012, respectively.

One significant factor in determining the fair value of our options, when using the Black-Scholes option pricing model, is the fair value of the common stock underlying those stock options. The Company was a private company with no active public market for its common stock prior to its IPO. During that time, the fair value of the common stock underlying the stock options was determined by our board of directors, which intended to grant all stock options with an exercise price per share not less than the per share fair value of our common stock underlying those options on the date of grant. The Company has determined the estimated per share fair value of its common stock on a quarterly basis using a contemporaneous valuation determined by our board of directors based upon information available to it at the time of the valuation. The fair value of the Company’s common stock was based on an analysis of relevant metrics, including the following:

(a) The rights, privileges and preferences of the Company’s convertible preferred stock;

(b) Our operating and financial performance;

(c) The hiring of key personnel;

(d) The risks inherent in the development and expansion of our restaurants;

(e) The fact that the option grants involve illiquid securities in a private company;

(f) The likelihood of achieving a liquidity event, such as an initial public offering or sale of our company;

(g) An estimated enterprise value determined by applying a consistent multiple to our earnings before interest, taxes, depreciation and amortization; and

(h) Financial metrics of publicly traded companies in our peer group.

In addition, at December 25, 2011, as part of the Company’s valuation analysis, the board of directors obtained a contemporaneous valuation study from an independent third-party valuation firm. In performing its valuation analysis, the valuation firm engaged in discussions with management, analyzed historical and forecasted financial statements and reviewed the Company’s corporate documents. In addition, these valuation studies were based on a number of assumptions, including industry, general economic, market and other conditions that could reasonably be evaluated at the time of the valuation.

After the consummation of the IPO, the fair value of the Company’s common stock is based on the market price as quoted by the Nasdaq Stock Market.